Exhibit 10.53




                         EXECUTION VERSION

                THE PEP BOYS - MANNY, MOE & JACK
                    1999 STOCK INCENTIVE PLAN

                      AMENDED AND RESTATED
                      AS OF AUGUST 31, 1999


          1.   Purpose.  THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania

corporation, hereby amends and restates The Pep Boys - Manny, Moe

& Jack 1999 Stock Incentive Plan, effective as of August 31, 1999

(the "Plan").  The Plan is intended to recognize the

contributions made to the Company by key employees and members of the Board of Directors of the Company or any Affiliate, to

provide such persons with additional incentive to devote

themselves to the future success of the Company or an Affiliate,

and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depends, by providing such persons with an opportunity to acquire or increase their

proprietary interest in the Company.

          2.   Definitions.  Unless the context clearly indicates

otherwise, the following terms shall have the following meanings:

(a)  "Act" means the Securities Act of 1933, as amended.

(b)  "Affiliate" means a corporation which is a parent

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      corporation or a subsidiary corporation with respect to the

      Company within the meaning of Section 424 of the Code.

(c) "Award" means an award granted to an Optionee or a participant under the Plan in the form of an Option or Restricted Stock, or any combination thereof.

(d) "Board of Directors" means the Board of Directors of the Company.

(e)  "Change of Control" shall have the meaning as set forth in
      Section 10 of the Plan.

(f)  "Code" means the Internal Revenue Code of 1986, as amended.

(g)  "Committee" means the Board of Directors or a committee of two or more members of the Board of Directors, each of whom, at the time he takes action with respect to the Plan, is both (i) a

      "non-employee director" within the meaning of Rule 16b-3 and

       (ii)  an "outside director" within the meaning of Section 162(m)

       of the Code; provided, however that the Board of Directors may appoint any other individual or individuals to administer the

       Plan with respect to Optionees and Participants who are neither

       (i) "insiders" within the meaning of Section 16 under the

       Securities Exchange Act of 1934, as amended, nor (ii) "covered employees" within the meaning of Section 162(m) of the Code.

 (h)  "Company" means The Pep Boys - Manny, Moe & Jack, a

Pennsylvania corporation.


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(i)  "Disability" shall have that meaning as set forth in
Section 22(e)(3) of the Code.

(j)  "Fair Market Value" shall have the meaning as set forth in
Section 8(b) of the Plan.

(k)  "ISO" means an Option granted under the Plan which is

intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

(l) "Non-management Director" means a member of the Board of Directors who is not an employee of the Company or any Affiliate.

(m)  "Non-management Director Option Formula" shall have the meaning set forth in Section 3(b) of the Plan.


(n)  "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.


(o)  "Option" means either an ISO or a Non-qualified Stock Option granted under Section 8 of the Plan.


(p)  "Option Document" means the document described in Section 8 which sets forth the terms and conditions of each grant of

Options.


(q)  "Option Price" means the price at which Shares may be

purchased, as calculated pursuant to Section 8(b).


(r)  "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

(s) "Participant" means a person to whom Restricted Stock has been awarded under the Plan, which Restricted Stock has not yet vested in full.

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(t)  "Restricted Period" means the period of time during which the Shares subject to the Restricted Stock granted to a

Participant remain subject to the restrictions and conditions imposed on such Shares, as determined by the Committee.


(u)  "Restricted Stock" means any Shares which are awarded

pursuant to the terms of Section 9 hereof and which are subject to the restrictions and conditions set forth in Section 9 hereof for the Restricted Period.


(v)  "Restricted Stock Agreement" means the document described in

Section 9 which sets forth the terms and conditions of each grant of Restricted Stock.


(w)  "Rule 16b-3" means Rule 16b-3 promulgated pursuant to the

Securities Exchange Act of 1934, as amended.


(x)  "Shares" means the shares of Common Stock, par value $1.00 per share, of the Company which are the subject of Awards.


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(y)  "Vest", "Vested" or "Vesting", whether or not used with an initial capital letter, means the time at which Restricted Stock granted under the Plan will no longer be subject to forfeiture,

based upon the expiration of the Restricted Period and the

satisfaction of other restrictions and conditions imposed on the

Shares relating to such Restricted Stock.  Upon Vesting, the restrictions and conditions imposed on the Restricted Stock will lapse.

          3.   Administration of the Plan.  The Committee shall administer the Plan.

               (a)  Meetings.  The Committee shall hold meetings at such times and places as it may determine.  Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

               (b)  Grants.

                  (i) The Committee shall from time to time at its discretion grant Awards pursuant to the terms of the Plan.  The Committee shall have plenary authority and absolute discretion to (A)

determine the key employees and members of the Board of Directors

(including Non-management Directors) to whom and the times and the prices at which Awards shall be granted, (B) determine the type of Award to be granted and the number of Shares subject thereto, (C) determine the vesting conditions with respect to

Awards of Restricted Stock and the time or times after which

Options will become exercisable, (D) determine whether or not an

Option is intended to be an ISO, (E) determine the duration of the Restricted Period and the restrictions and conditions to be imposed with respect to each Award; and (F) approve the form and

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terms and conditions of the Option Documents or the Restricted

Stock Agreements, as the case may be, between the Company and the

Optionee or Participant; all subject, however, to the express provisions of the Plan.  In making such determinations, the

Committee may take into account the nature of the Optionee's or

Participant's services and responsibilities, the Optionee's or

Participant's present and potential contribution to the Company's success and such other factors as it may deem relevant.  The interpretation and construction by the Committee of any provision of the Plan or of any Award granted under it shall be final,

binding and conclusive.

              (ii)     Unless otherwise determined by the Committee, Options

shall be automatically granted, without any further action by the

Committee, to each Non-management Director in accordance with the following subc1auses of this subsection (ii):

                A.   As used herein, the term "Non-management Director Option

Formula" means (1) 2,500 Shares; plus (2) an additional 5,000

Shares per committee of the Board of Directors on which such Non-

management Director serves on the date of such grant; plus (3) an additional 2,500 Shares per committee of the Board of Directors on which such Non-management Director serves as chairman on the date of such grant.


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               B.   On August 19, 1999, each Non-management Director then

serving on the Board of Directors was granted an Option to

purchase, at Fair Market Value on the date of the grant, that number of Shares determined according to the Non-management

Director Option Formula.

               C.   After August 19, 1999, each new Non-management Director

shall, on the date such Non-management Director becomes a Non-

management Director, be granted an Option to purchase, at Fair

Market Value on the date of the grant, that number of Shares determined according to the Non-management Director Option

Formula.

               D.   Each Non-management Director who was granted an Option on

August 19, 1999, shall, on the fourth anniversary of such grant,

and on each fourth anniversary thereafter, be granted an Option to purchase, at Fair Market Value on the date of the grant, that number of Shares determined according to the Non-management

Director Option Formula.  Each new Non-management Director shall,

on the fourth anniversary of the initial grant to him of an

Option under the Plan upon his becoming a Non-management

Director, and on each fourth anniversary thereafter, be granted an Option to purchase, at Fair Market Value on the date of the grant, that number of Shares determined according to the Non-

management Director Option Formula.

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               E.   Each Option granted under subsections B, C and D of this

subsection (ii) shall be exercisable in cumulative installments of (I) one-fifth of the number of Shares granted under the Option on and after the date of grant, and (II) one-fifth of the number of Shares granted under the Option on and after each of the next four anniversary dates of the date of grant.

             F.   The Committee may, in its discretion, make additional grants of Options to Non-management Directors upon the recommendation of the Chief Executive Officer of the Company.

               (c)  Exculpation.  No individual acting with the authority to administer the Plan shall be personally liable for monetary

damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder unless (i) such individual has breached or failed to perform the duties of his office under

Section 511 of the General Association Act of 1988, as amended

(relating to standard of care and justifiable reliance), and (ii)

the breach or failure to perform constitutes self-dealing,

willful misconduct or recklessness; provided, however, that the provisions of this subsection 3(c) shall not apply to the

responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the

Committee for the payment of taxes pursuant to local, state or federal law.

               (d)  Indemnification.  Service on the Committee shall constitute service as a member of the Board of Directors of the Company.

Each member of the Committee shall be entitled without further

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act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of

Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

          4.   Awards under the Plan.  Awards granted under the Plan may be in the form of a Non-qualified Stock Option, an ISO or Restricted

Stock, or a combination thereof, at the discretion of the

Committee; provided, however, that ISOs may be granted only to individuals who are employees of the Company or an Affiliate.

          5.   Eligibility.  All key employees and members of the Board of

Directors of the Company or its Affiliates shall be eligible to receive Awards hereunder.  The Committee, in its sole discretion,

shall determine whether an individual qualifies as a key

employee.

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          6.   Shares Subject to Plan.  The aggregate maximum number of

Shares for which Awards may be granted pursuant to the Plan is

2,000,000, adjusted as provided in Section 11 of the Plan.  The

Shares to be issued may be from authorized and unissued shares of

Common Stock of the Company or previously issued shares of Common

Stock of the Company reacquired by the Company.  Awards covering no more than 500,000 Shares may be granted to any individual during any calendar year that the Plan is in effect, except as such number of Shares shall be adjusted in accordance with the provisions of Section 11 of the Plan.  If an Option terminates or expires without having been fully exercised for any reason, or if any Shares with respect to an award of Restricted Stock shall be forfeited for any reason, the Shares subject thereto may again be the subject of an Award granted pursuant to the Plan.

          7.   Term of the Plan.  The Plan has been effective since March

23, 1999, the date on which it was adopted by the Board of

Directors, subject to the approval by a majority of the votes cast at a duly called meeting of the shareholders, which approval was obtained.  No Award may be granted under the Plan after

March 23, 2009.

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          8.   Option Documents and Terms.  Each Option granted under the

Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an

ISO for federal income tax purposes.  Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option

Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the

Committee shall from time to time require which are not

inconsistent with the terms of the Plan.

               (a)  Number of Option Shares.  Each Option Document shall state the number of Shares to which it pertains.  An Optionee may

receive more than one Option, which may include both Options which are intended to be ISOs and Options that are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan.

               (b)  Option Price.  Each Option Document shall state the Option

Price, which, for all Options, shall be at least 100% of the Fair

Market Value of the Shares on the date the Option is granted as determined by the Committee; provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than 10%

of the total combined voting power of all classes of stock of the

Company or an Affiliate, then the Option Price shall be at least

110% of the Fair Market Value of the Shares on the date the

Option is granted.  If the Shares are traded in a public market,

then the Fair Market Value per share shall be, if the Shares are

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listed on a national securities exchange, the mean between the highest and lowest quoted selling prices thereof, or, if the

Shares are not so listed, the mean between the closing "bid" and

"asked" prices thereof, as applicable and as the Committee

determines, on the day the Option is granted, as reported in customary financial reporting services.

        (c)  Exercise.  No Option shall be exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased.  Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current

registration statement or a Notification under Regulation A under the Act) contain the Optionee's acknowledgment in form and

substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale

(other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without

violating the registration provisions of the Act), (b) the

Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted

securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under

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no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state

securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the

certificates.  Notwithstanding the above, should the Company be advised by counsel that issuance of Shares should be delayed pending (A) registration under federal or state securities laws or (B) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any

Option granted hereunder until either such event in (A) or (B)

has occurred.

         (d)  Medium of Payment.  An Optionee shall pay for Shares subject to an Option (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the

Federal Reserve Board.  Furthermore, the Committee may provide in an Option Document issued to an employee (and shall provide in the case of Option Documents issued to Non-management Directors)

that payment may be made all or in part in shares of the

Company's Common Stock held by the Optionee for at least six

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months, subject to such limitations and prohibitions as the

Committee deems appropriate.  If payment is made in whole or in part in shares of the Company's Common Stock, then such Optionee shall deliver to the Company certificates registered in the name of such Optionee representing such shares of the Company's Common

Stock owned by such Optionee, free of all liens, claims and

encumbrances of every kind and having an aggregate Fair Market

Value on the date of delivery that is equal to but not greater than the Option Price of the Shares with respect to which such

Option is to be exercised, accompanied by stock powers duly

endorsed in blank by the Optionee.  The Committee may impose from time to time such limitations and prohibitions on the use of shares of the Company's Common Stock to exercise an Option as it deems appropriate.

               (e)  Termination of Options.  No Option shall be exercisable after the first to occur of the following:

               (i) Expiration of the Option term specified in the Option

Document, which shall not exceed (A) ten years from the date of grant, or (B), with respect to ISOs, five years from the date of grant if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

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               (ii)     Expiration of sixty (60) days from the date the

Optionee's employment or service with the Company or its

Affiliates terminates for any reason other than Disability, death or as specified in subsection 8(e)(iv), (v) or (vi) or Section

10, below;

               (iii)      Expiration of one hundred and eighty days from the

date the Optionee's employment or service with the Company or its

Affiliates terminates due to the Optionee's Disability or death;

               (iv)     The date that the employment of an Optionee who is an

employee terminates for cause, as determined by the Committee;

               (v) Immediately upon the occurrence of an act or omission by an

Optionee who is an employee which constitutes either (i) the willful breach of his employment agreement with the Company or an

Affiliate, or his engagement in any sort of disloyalty to the

Company or an Affiliate, including, without limitation, fraud,

embezzlement, theft, commission of a felony or dishonesty in the course of his employment; or (ii) the disclosure or misuse by

Optionee of trade secrets or confidential information of the

Company or an Affiliate.  The employment of such Optionee shall be deemed to have terminated for cause as of the date of such act or omission, and any Option granted by the Company to said

Optionee and held by such Optionee shall, without the requirement of any notice, terminate as of the date of such act or omission,

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so long as within 90 days after the Company has obtained

sufficient information as to such act or omission, including investigatory confirmation in proper circumstances, to make

evaluation by the Committee appropriate, there has been a finding by the Committee, after full consideration of the facts, that there has been an act or omission by the Optionee the nature of which is as set forth in clauses (i) or (ii) above.  In addition to such immediate termination of Options, the Optionee shall forfeit all Shares for any exercised portion of the Option for which the Company has not yet delivered the share certificates to the Optionee, upon refund by the Company of any option price paid by the Optionee.

            (vi)     Immediately, without the requirement of any notice,

upon the occurrence of an act by an Optionee who is a Non-

management Director which act is, with respect to the Company or an Affiliate, a fraud, intentional misrepresentation,

embezzlement, misappropriation or conversion of the Company's or an Affiliate's assets or opportunities.

             (f)  Transfers.  Generally, an Option granted under the Plan shall not be transferable, except by will or by the laws of

descent and distribution, and may be exercised, during the

lifetime of an Optionee, only by the Optionee or, in the event of his or her incompetence, by the Optionee's legal representative;

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provided, however, that the Committee may, in its sole

discretion, at the time of grant or at any time thereafter, allow for the transfer of Options that are not ISOs to other persons or entities, subject to such conditions or limitations as the

Committee may establish.  No Option granted under the Plan shall be subject to execution, attachment or other process.

             (g)  Other Provisions.  The Option Documents may contain such other provisions including, without limitation, provisions

authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan,

additional restrictions upon the exercise of the Option or

additional limitations upon the term of the Option, as the

Committee shall deem advisable.

             (h)  Amendment.  The Committee shall have the right to amend

Option Documents issued to an Optionee subject to his consent,

except as limited by Section 12 of the Plan, and except that the consent of the Optionee shall not be required for any amendment made under Section 10 of the Plan.

          9.   Restricted Stock Agreements and Terms.  Restricted Stock

granted pursuant to the Plan shall be evidenced by a Restricted

Stock Agreement in such form as the Committee shall from time to time approve, which Restricted Stock Agreement shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the

Plan.

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           (a)  Issuance of Shares.  Upon an award of Restricted Stock to a

Participant and receipt by the Company of a fully executed

Restricted Stock Agreement, accompanied by such additional

documentation as specified therein, the stock certificate

representing the Restricted Stock shall be issued, transferred to and registered in the name of the Participant with such legend thereon as the Committee shall deem appropriate.  Such stock certificate shall be held by the Company until the Restricted

Stock Vests or is forfeited.  The Company shall not be obligated to deliver any stock certificates until such Shares have been listed (or authorized for listing upon official notice of

issuance) upon each stock exchange upon which outstanding Shares of such class at the time of the Award are listed nor until there has been compliance with such laws or regulations as the Company may deem applicable, including without limitation registration or qualification of such Shares under any federal or state law.

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               (b)  Dividends and Voting Rights.  Unless the Committee

determines otherwise, during the period from the date the

Restricted Stock is awarded to the date the Restricted Period expires, the Participant will be entitled to all rights of a stockholder of the Company, including the right to vote the

Shares and receive dividends and other distributions declared on such Shares from time to time, as distributed.  Notwithstanding the foregoing, the Committee shall determine whether dividends of stock and other non-cash distributions with respect to the

Restricted Stock shall be withheld by the Company for the account of the Participant and whether they shall be subject to the

Vesting and forfeiture provisions applicable to the related

Restricted Stock.  The Committee shall determine whether interest shall be paid on such amounts withheld, the rate of any such interest, and the other terms applicable to such withheld

amounts.

        (c)  Restricted Period and Vesting Schedule.  The Committee shall have the plenary authority and absolute discretion to determine the Restricted Period for the Restricted Stock granted to a

Participant and the times at which the Shares subject to such

Restricted Stock shall Vest, which may be different for each award of Restricted Stock, provided, however that no Shares shall

Vest prior to one year from the date of grant of the Restricted

Stock.  Notwithstanding the foregoing, only whole Shares shall

Vest.  In the event that a Participant shall become entitled to a fractional Share, such fractional Share shall not Vest unless and until the Participant becomes entitled to such number of

fractional Shares as shall be equal in sum to a whole Share.


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        (d)  Forfeiture of Shares.

          (i) Except as otherwise provided by the Committee, in the event the Participant's employment or service with the Company

terminates for any reason other than Disability or death, or as specified in Section 10 of the Plan, any Shares subject to the

Participant's Restricted Stock which has not Vested shall be automatically forfeited by the Participant.  Shares which are forfeited may be canceled by the Company without any action by the Participant.

          (ii)     Except as otherwise provided by the Committee, in the

event the Participant's employment or service with the Company terminates due to the Participant's Disability or death, any of the Participant's Restricted Stock which has not Vested shall, if such termination occurs more than one year after the date of the award of such Restricted Stock, vest in the prorated amount equal to the ratio of (A) the number of whole years between the date of the Award and the date of such termination to (B) the total

Restricted Period to which the Award is subject, and the balance of the Restricted Stock shall be forfeited.  If such termination occurs less than one year after the date of grant of the Award,

the Participant's Restricted Stock shall be automatically

forfeited by the Participant and may be canceled by the Company without any action by the Participant.

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   (e)  Transfers.  During the Restricted Period, no Restricted

Stock awarded under the Plan or any interest therein may be

transferred, except by will or by the laws of descent and

distribution.  During the lifetime of the person to whom

Restricted Stock is granted, the rights of such Restricted Stock may be exercised only by him or, in the event of his

incompetence, by his legal representative.  Upon the death of a

Participant, the person to whom the rights shall have passed by will or the laws of descent and distribution shall become

entitled to the Restricted Stock only in accordance with the provisions of subsection (d) above.

        (f)  Other Provisions.  The Restricted Stock Agreements shall contain such other provisions as the Committee shall deem

advisable.

        (g)  Amendment.  The Committee shall have the right to amend the

Restricted Stock Agreements issued to a Participant subject to his consent, except that the consent of the Participant shall not be required for any amendment made under Section 10 of the Plan.

          10.  Change of Control.  For purposes of this Section, a "Change of Control" shall be deemed to have taken place if:

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    (a)  individuals who, on the date hereof, constitute the Board of

Directors (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors,

provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was

approved by a vote of at least two-thirds of the Incumbent

Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent

Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an

actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the

Board of Directors shall be deemed to be an Incumbent Director;

        (b)  any "Person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as

used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or

becomes a "beneficial owner" (as defined in Rule 13d-3 under the

Exchange Act), directly or indirectly, of securities of the

Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board of Directors (the "Voting Securities");


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provided, however, that the event described in this paragraph (b)

shall not be deemed to be a Change of Control by virtue of any of the following acquisitions: (i) by the Company or any subsidiary of the Company in which the Company owns more than 50% of the combined voting power of such entity (a "Subsidiary"), (ii) by any employee benefit plan (or related trust) sponsored or

maintained by the Company or any Subsidiary, (iii) by any

underwriter temporarily holding the Company's Voting Securities pursuant to an offering of such Voting Securities, or (iv)

pursuant to a Non-Qualifying Transaction (as defined in paragraph

(c));

        (c)  a merger, consolidation, statutory share exchange or similar form of corporate transaction is consummated involving the

Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business

Combination"), unless immediately following such Business

Combination:  (i) more than 50% of the total voting power of (A)

the corporation resulting from such Business Combination (the

"Surviving Corporation"), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent

Corporation"), is represented by the Company's Voting Securities that were outstanding immediately prior to such Business

Combination (or, if applicable, is represented by shares into

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which the Company's Voting Securities were converted pursuant to such Business Combination), and such voting power among the

holders thereof is in substantially the same proportion as the voting power of the Company's Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust)

sponsored or maintained by the Surviving Corporation or the

Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the

Parent Corporation (or, if there is no Parent Corporation, the

Surviving Corporation) and (iii) at least a majority of the

members of the board of directors of the Parent Corporation (or,

if there is no Parent Corporation, the Surviving Corporation)

following the consummation of the Business Combination were

Incumbent Directors at the time of the Board of Directors'

approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which

satisfies all of the criteria specified in (i), (ii) and (iii)

above shall be deemed to be a "Non-Qualifying Transaction");

(d)  a sale of all or substantially all of the Company's assets is consummated;

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


(e) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(f) there occur such other events as the Board of Directors may designate.
          Notwithstanding the foregoing, a Change of Control of

the Company shall not be deemed to occur solely because any

person acquires beneficial ownership of more than 20% of the

Company's Voting Securities as a result of the acquisition of the

Company's Voting Securities by the Company which reduces the number of the Company's Voting Securities outstanding; provided,

that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change of Control of the

Company shall then occur.

          11.  Adjustments on Changes in Capitalization.  The aggregate number of Shares as to which Awards may be granted hereunder, the maximum number of Shares for which Awards may be granted to any individual during any calendar year, the number of Shares covered by each outstanding Award and the Option Price, in the case of grants of Options, shall be appropriately adjusted in the event of a stock dividend, stock split, spin-off, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common

Stock) affecting the Common Stock which is effected without

receipt of consideration by the Company.  The Committee, in its sole discretion, shall have authority to determine the

adjustments to be made under this Section and any such

determination by the Committee shall be final, binding and

conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status as such without the consent of the Optionee.

          12.  Amendment of the Plan.  The Board of Directors may amend the

Plan from time to time in such manner as it may deem advisable.

Nevertheless, the Board of Directors may not, without obtaining approval by vote of a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting stock of the Company is,

either in person or by proxy, present and voting on the matter,

within twelve months before or after such action, change the class of individuals eligible to receive an ISO, extend the expiration date for the grant of ISOs under the Plan, decrease the minimum Option Price of an ISO granted under the Plan or increase the maximum number of Shares as to which Options may be granted or the maximum number which may be granted to any

individual in any calendar year.  No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent of the Optionee.

          13.  No Continued Employment.  The grant of an Award pursuant to the Plan shall not be construed to imply or to constitute

evidence of any agreement, express or implied, on the part of the

Company or any Affiliate to retain the Optionee or Participant in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity.

          14.  Withholding of Taxes.  Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option or in connection with the Vesting of

Restricted Stock, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take

whatever action it deems necessary to protect its interests with respect to tax liabilities, including without limitation allowing the Optionee or Participant to surrender, or have the Company retain from Shares which are otherwise issuable or deliverable in connection with an Award a number of Shares which have a Fair

Market Value equal to such tax liability.  The Company's

obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's or Participant's compliance, to the

Company's satisfaction, with any withholding requirement.

          15.  Interpretation.  The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of

1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan, or any provisions of any

Option or Restricted Stock granted pursuant to the Plan, would cause a conflict with such conditions or would cause the

administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law.

Subject to the foregoing, the Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan.

                           *  *  *  *

As originally adopted by the            THE PEP BOYS-
Board of Directors on March 23,         MANNY, MOE & JACK
1999; and as Amended and Restated
by the Board of Directors
on August 31, 1999

                                        By:/s/ Mitchell G. Leibovitz
                                           -------------------------
                                               Mitchell G. Leibovitz
                                               Chairman of the Board




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